UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2020

NORTHERN STAR ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39691	83-4109918
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Graubard Miller

The Chrysler Building

405 Lexington Avenue

New York, New York 10174

(Address of Principal Executive Offices) (Zip Code)

(212) 818-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	STIC.U	The New York Stock Exchange

Class A Common Stock, par value $0.0001 per share	STIC	The New York Stock Exchange

Redeemable warrants, exercisable for shares of Class A Common Stock at an exercise price of $11.50 per share	STIC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02.	Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01	Other Events

As previously reported, on November 13, 2020, Northern Star Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 25,000,000 of its units (“Units”). Each Unit consists of one share of Class A common stock, $0.0001 par value per share (“Common Stock”), and one-third of one redeemable warrant (“Warrant”), with each whole Warrant entitling the holder to purchase one share of Common Stock at a price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $250,000,000. Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 4,500,000 warrants (“Private Warrants”) at a price of $1.50 per Private Warrant, generating total proceeds of $6,750,000, to Northern Star Sponsor LLC, the Company’s sponsor (“Sponsor”).

On November 24, 2020, the Company consummated the closing of an additional 435,000 Units sold pursuant to the underwriters’ over-allotment option. Simultaneously with the consummation of the closing of the over-allotment option, the Company also consummated the sale of an additional 58,000 Private Warrants.

The 25,435,000 Units sold in the IPO, including the 435,000 Units sold pursuant to the over-allotment option, and the aggregate 4,558,000 Private Warrants sold in the Private Placement generated total gross proceeds of $261,187,000. Of this amount, an aggregate of $254,350,000 (or $10.00 per share) was placed in trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2020

NORTHERN STAR ACQUISITION CORP.

By:	/s/ Joanna Coles
Name: Joanna Coles
Title: Chief Executive Officer

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